Exhibit 99.1

VINCE. ICR JANUARY 2022

This Management Presentation (this “Presentation”) is the property of Vince Holding Corp. and its subsidiaries (collectively, “Vince” or the “Company”). By accepting this Presentation, the recipient acknowledges that it has read, understood and accepted the terms of this disclaimer. This Presentation is not a formal offer to sell or solicitation of an offer to buy the Company’s securities. Information contained in this Presentation should not be relied upon as advice to buy or sell or hold such securities or as an offer to sell such securities. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this Presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements relating thereto. By acceptance of this Presentation, each recipient agrees not to copy, reproduce or distribute to others the Presentation, in whole or in part, without the prior written consent of the Company, and will promptly return this Presentation to the Company upon request. This Presentation contains the Company’s financial results in conformity with U.S. generally accepted accounting principles (“GAAP”) as well as adjusted results which are non-GAAP financial measures, including adjusted operating income (loss), which eliminates the effect on operating results of various factors. The Company believes the presentation of these non-GAAP measures facilitates an understanding of the Company’s continuing operations without the impact of such factors. The factors excluded to arrive at non-GAAP financial measures included in this Presentation and the reconciliation of GAAP to non-GAAP results are further detailed on page 34 of this Presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information of the Company prepared in accordance with GAAP. This Presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact or relating to present facts or current conditions included in this Presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “target,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are not guarantees of actual results, and our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including those as set forth from time to time in our Securities and Exchange Commission (the “SEC”) filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q under “Item 1A – Risk Factors” filed with the SEC. Any forward-looking statement made by the Company in this Presentation speaks only as of the date on which it is made. Except as may be required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Market data and industry information used in this presentation are based on independent industry surveys and publications and other publicly available information prepared by third party sources. Although the Company believes that these sources are reliable as of their respective dates, it has not verified the accuracy or completeness of this information from independent sources.

ICR JANUARY 2021 VINCE IS A CONTEMPORARY FASHION PORTFOLIO CONSISTING OF HIGHLY RECOGNIZED AND DISTINCT BRANDS. WHO ARE WE ? VINCE REBECCA TAYLOR

VINCE. REBECCA TYALOR

Highly recognized brands which have strong customer loyalty Established multi-channel foundation for growth Potential for meaningful operating margin expansion Experienced management team – with success record to execute Financial flexibility to execute growth initiatives ICR JANUARY 2022 Key Investment Highlights

VINCE. Vince is founded 2002 Acquisition of Vince by Kellwood 2006 Vince first adds Men’s Wear line 2007 Acquisition of Kellwood by Sun Capital in 2008 2010 CALERES 5 Launch of shoe license with Caleres 2012 NYSE Vince launches IPO in Q4 2013 Founders retire 2013 2014 Vince begins reset of product assortment 2015 2016 Vince begins strategic repositioning plan Caroline Belhumeur hired as SVP and Creative Director of Vince 2017 2018 Company streamlines wholesale distribution New store/format roll out unfold(subscription service)launch in 2018 Acquistion of Rebecca Taylor and Parker 2019 Steven Cateron hired as Senior Creative Director of Rebecca Taylor and Parker 2020 Jack Schwefel is hired as new CEO 2021

ICR JANUARY 2022

Competitive Landscape


LUXURY
CLASSIC
TREND
MODERATE
BRUNELLO CUCINELLI
MaxMara
VERONICA BEARD
MICHAEL KORS
EILEEN FISHER
Theory
VINCE.
THE ROW
CELINE
Chloé
ISABEL MARANT
ÉTOILE
rag & bone NEW YORK
HELMUT LANG
A.L.C.
DIANE VON FURSTENBERG
FRAME
REBECCA TAYLOR
Parker
ZARA
JAMES PERSE LOS ANGELES
J.CREW
EVERLANE

6

• Cater to a high-end consumer • Complement brands with their own distinct aesthetic • Sustained strong brand equity • Benefit from leveraging talent and economies of scale including: • Distribution centers • Ecommerce platform synergies • Third party vendors • Streamlined organizational structure Portfolio Overview ICR JANUARY 2022

VINCE ICR JANUARY 2021

VINCE IS AN ESTABLISHED LUXURY BRAND WITH A LOYAL CLIENTELE THAT APPRECIATES THE ETHOS OF ITS COASTAL HERITAGE, QUALITY AND SOPHISTICATED STYLE OUR ETHOS

• 25–55, with a sweet spot of approximately 40 • Urban and fashion aware • A successful professional or a social • stay-at-home mom • Confident, understated and always pulled together • Grounded and family oriented • Thoughtful; focused on quality, craftsmanship, and value The Vince Woman ICR JANUARY 2022

The Vince Man • 20–50 years old, with a sweet spot of approximately 35 • Successful, professional yet casual style • Confident, metropolitan and masculine • Focused on design, quality and comfort • On-trend but not fashion-forward • A modern thinking man — evolving his look ICR JANUARY 202

ICR JANUARY 202 1110Competitive Strengths • Uniquely positioned with luxury sophisticated casual design aesthetic • Quality fabric, craftsmanship, and construction appeals to a bespoke customer • High brand loyalty following initial purchase • Multi-channel strategy established to broaden customer reach

ICR JANUARY 202 Product Assortments Women’s RTW Handbags Men’s RTW Footwear Accessories Home

ICR JANUARY 2022 Multi-channel Strategy • Direct-to-Consumer estimated to surpass 50% of revenue in fiscal 2022 • Omnichannel expands customer reach and drives higher spend • Retail stores showcase full lifestyle assortment • Ecommerce brings elevated consumer engagement online • Wholesale most profitable and broadens customer reach

ICR JANUARY 2022 Ecommerce Overview • Double-digit growth achieved in each of the last two years • Omnichannel efforts to date are yielding exceptional results as we capture a higher percentage of ecommerce demand with more to come in 2022 • Key focus for 2022 mobile optimization • Planned re-platforming will greatly enhance customer experience

ICR JANUARY 2022 Retail Overview VINCE FULL PRICE (51) VINCE OUTLET (18)

ICR JANUARY 2022 Wholesale Overview Focused USA distribution into prestige wholesale accounts: • Nordstrom • Neiman Marcus • Bergdorf Goodman • Bloomingdales International presence with established global retail partners that align with brand aesthetic including: • Harrods, London • Harvey Nichols, London • Galeries Lafayette, Paris • Printemps, Paris • Lane Crawford, Hong Kong Considered global online presence: • Net-A-Porter • MyTheresa

ICR JANUARY 2022 Growth Strategies • Product Innovations • Men's • Direct to Consumer • International

ICR JANUARY 2022 Product Extensions • Soft Accessories • Cold Weather Accessories (licensed) • Expansion of Inclusive Sizing • Small Leather Goods • Expanded Footwear Collections (licensed) • Home

ICR JANUARY 2022 Product Collaborations & Activations • Product collaboration on Swimwear (Nu Swim) • Activation on Crafted (Nordstrom) • Omni Activation on Wardrobing (Bergdorf Goodman) • Product collaboration on Handbags (Kendal Conrad and Ester Ekme) • Product collaboration on Jewelry (Feris) • License for Cold Weather Accessories (Amicale Cashmere– 2022)

ICR JANUARY 202220 Ecommerce Strategically investing in customer facing technologies to further expand omnichannel capabilities • Front-end re-platform will deliver an enhanced and consistent experience across online devises • Implement Customer Data Platform to improve segmentation and personalization strategies • Launch Loyalty Program to increase customer engagement and revenue per customer Enhance social strategies to accelerate brand awareness • Working on activations with micro influencers • Expanding macro influencer networks • Establishing both Domestic and International market presence

ICR JANUARY 202220 • Retail expansion 100+ U.S. retail store potential • Omni-channel enhancements (BOPIS) will drive additional footsteps to stores • New market locations are also driving ecommerce traffic • Comprehensive real estate strategy • Sophisticated site selection process • High-end streets, lifestyle centers and A+ malls • Target luxury and advanced contemporary adjacencies • Disciplined approach with attractive economics Retail U.S.

ICR JANUARY 2022 Wholesale • Expand with best-in-class wholesale partners • Selective department store strategy • Market share gains in Men's and Accessories • Expand floor space in Women's • Off price margin improvement • Enhanced profitability in this channel

ICR JANUARY 2022 International Growth • China - Joint Venture planned leveraging local expertise • First retail door planned second half 2022 • Ecommerce presence on Tmall planned for Autumn 2022 • Additional stores and expansion of ecommerce planned in 2023 • Europe • Additional UK stores targeted for 2022/2023 • Testing new formats • Further expansion expected in Vienna in 2022

REBECCA TAYLOR

ICR JANUARY 2022 24• Mid 20's to early 50’s; sweet spot of approximately 35 • Sophisticated urban lifestyle • Confident and expressive • Aware of trends but values her own individuality The Rebecca Taylor Woman

ICR JANUARY 2022 Ecommerce • Re-platform site to create: • Operational efficiencies and platform synergies • Optimization of Mobile • Enhanced customer experience • Implement CDP & Loyalty in 2022 • Implement consistent social strategy • Employ digital marketing strategies underpinned by data and technology

ICR JANUARY 2022 Retail Strategy • Maximize full price selling • Use Pop up/Activation strategy in 6+ locations to enhance brand awareness • Optimize core Essentials merchandising strategy to build customer loyalty and repeat business

ICR JANUARY 2022 Wholesale • Leverage Vince relationships with prestige accounts • FY 2022 wholesale bookings to date trending +30% over 2021 • Partner with strategic accounts for joint marketing plans and to understand their customer demographics better

Financial Overview ICR JANUARY 2021

ICR JANUARY 2022 Annual Net Sales Summary NET SALES BY SEGMENT ($ in millions) 31 $170.1 $166.1 $159.6 $166.8 $105.7 $143.7 $98.1 $106.5 $119.3 $133.4 $86.3 $122.0 $75.0 $27.8 $268.2 $272.6 $32.7 $279.0 $375.2 $219.9 $298.5 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 2016 2017 2018 2019 2020 LTM Oct 2021 Vince Wholesale Vince Direct-to-Consumer Rebecca Taylor and Parker

ICR JANUARY 2022 Annual Net Sales % NET SALES BY CHANNEL (% of total) 32 Vince 63.4% 60.9% 57.2% 55.6% 55.1% 54.1% 36.6% 39.1% 42.8% 44.4% 44.9% 45.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 2017 2018 2019 2020 LTM Oct 2021 Wholesale Direct-to-Consumer Rebecca Taylor & Parker 74.5% 62.0% 61.1% 25.5% 38.0% 38.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2019 2020 LTM Oct 2021 Wholesale Direct-to-Consumer

ICR JANUARY 2022 Vince Direct-to-Consumer Comparable Sales Growth % COMPARABLE SALES 33 -16.2% 4.5% 10.7% 6.6% 7.2% 24.2% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2016 2017 2018 2019 2020 LTM Oct 21

ICR JANUARY 2022 Quarterly Summary Operating Analysis 34 1) Adjusted operating income/loss presented herein refers to the operating income/loss excluding the impact of impairment charges, TRA adjustments, and the acquisition of Rebecca Taylor and Parker. A reconciliation of these adjusted results, which are non-GAAP results, to the most comparable GAAP results, can be found in Vince’s press releases relating to Third Quarter Fiscal Year 2020 Results published on December 21, 2020, and Third Quarter Fiscal Year 2019 Results published on December 12, 2019, which are available on investors.vince.com. • Improved traffic trends, particularly in urban markets • Rebecca Taylor growth as we complete our first year of redefining the brand • Lower promotional activity vs. 2020 • Lower SG&A base vs. 2019 • Increased excess availability under Revolving Credit Facility to $49.1 million as of December 9, 2021 ADJ. OPERATING INCOME/LOSS(1) & ADJ. OPERATING INCOME/LOSS MARGIN ($ in millions) NET SALES BY SEGMENT ($ in millions) $121.9 $66.6 $104.6 $91.0 $56.0 $91.6 $57.9 $22.5 $27.4 $270.8 $145.1 $223.7 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 YTD Oct 19 YTD Oct 20 YTD Oct 21 Vince Wholesale Vince Direct-to-Consumer Rebecca Taylor and Parker $3.8 $(30.3) $(1.3) 1.4%-20.9% -0.6% $(35.0) $(30.0) $(25.0) $(20.0) $(15.0) $(10.0) $(5.0) $- $5.0 $10.0 YTD Oct 19 YTD Oct 20 YTD Oct 21 Adj. Operating Income / Loss

ICR JANUARY 2022 Capital Structure • Enhanced capital structure on September 7, 2021, with a new $35.0M Term Loan replacing our prior $27.5M Term Loan, an amended Third Lien Loan and Revolving Credit Facility • Among others, this new loan and amendments: • Eliminate testing for a fixed charge coverage ratio covenant • Make permanent the applicability of certain revised eligibility criteria for trade receivables • Waive certain term loan amortization payments • Carry 500bps higher receivables & inventory advance rates, and a 500bps higher IP Advance Rate for the first 12mo's of IP valuations • Remove the higher interest rate tier from the Term Loan and Third Lien Loan, and reduce Revolver Credit Facility interest rates by 75bps • Shelf registration filed September 9, 2021 • Total shelf of up to 3 million shares of common stock • 1 million shares of common stock available in “At-The- Market” (ATM) offerings • Term Loan Facility (Matures September 2026) • $35.0M balance as of Q3 2021 • An interest rate of Libor + 700 bps • Revolving Credit Facility (Matures 3-6 months ahead of the Term Loan) • Currently $100 million revolving credit facility • Borrowings of $38.5M as of Q3 2021 • YTD weighted average interest rate of 2.5% as of Q3 2021 • $49.1 million of excess availability (Dec 9, 2021) • Third Lien Loan (Matures March 2027) • Balance of $22.5M as of Q3 2021 • “Paid in Kind” current interest rate of Libor + 900 bps

Executive Summary ICR JANUARY 2021

ICR JANUARY 2022 Wholesale partnerships with world class partners create market share opportunities Vince a corporation evolving with a clear focus into digital Significant growth opportunity in Asia & Europe 2022 targeted over 50% revenue generated by our DTC channels with significant positive margin implications Executive Summary

ICR JANUARY 2022 Three-Year Outlook (2024) 45.8% 44.7% METRIC TARGET DRIVERS Revenue Growth High Teens CAGR • Drive comp DTC through: • Digital marketing investments • Ecommerce enhancements • Product expansion • Men’s business • Wholesale penetration • International expansion Gross Margin ~ 50% Focus on: • Full-price selling • Higher mix of DTC • International expansion EBITDA Margin High Single Digits SG&A leverage offset by reinvestment in business, specifically in DTC and International

JACK SCHWEFEL CHIEF EXECUTIVE OFFICER JSCHWEFEL@VINCE.COM DAVID STEFKO CHIEF FINANCIAL OFFICER DSTEFKO@VINCE.COM